                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  January 27, 1997
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                        36-1208070
                  ------                        ----------
        (Commission File Number)    (IRS Employer Identification Number)


                  500 West Monroe Street, Chicago, Illinois  60661
                  -----------------------------------------  -----
                  (Address of principal executive offices)  (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS
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On January 27, 1997, Heller Financial, Inc. (the "Registrant") released its earnings for calendar year 1996.  A copy of the release is attached.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

99   Heller Financial, Inc. - Report of 1996 Net Income, dated January 27, 1997



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 27, 1997
        ----------------



                              HELLER FINANCIAL, INC.



                              By:     Lauralee E. Martin
                                      ------------------
                                      Lauralee E. Martin
                              Title:  Executive Vice President and
                                      Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit                                                   Sequentially
Number                                                    Numbered Pages
------                                                    --------------

99        Heller Financial, Inc. - Report of 1996  Net    4 - 7
          Income, dated January 27, 1997